UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 6, 2020
ORIGIN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Louisiana	001-38487	72-1192928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 South Service Road East, Ruston, Louisiana		71270
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (318) 255-2222
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $5.00 per share	OBNK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement.
On February 6, 2019, Origin Bank (the “Bank”), the wholly owned subsidiary of Origin Bancorp, Inc. (the “Registrant” and together with the Bank, “Origin”), entered into a Subordinated Note Purchase Agreement (the “Purchase Agreement”) and the purchasers of the Notes (the “Purchasers”) pursuant to which the Bank issued and sold $70 million in aggregate principal amount of its 4.25% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”). The Notes were offered and sold by the Bank to purchasers in reliance on Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Bank intends to use the proceeds from the offering for general corporate purposes.
The Notes mature on February 15, 2030 and bear interest at a fixed annual rate of 4.25%, payable semi-annually in arrears, to but excluding February 15, 2025. From and including February 15, 2025, to but excluding the maturity date or early redemption date, the Notes bear interest at the rate equal to three-month LIBOR (provided, that, in the event the three-month LIBOR rate is less than zero, the three-month LIBOR rate shall be deemed to be zero) plus 282 basis points, payable quarterly in arrears. The Bank is entitled to redeem the Notes, in whole or in part, on or after February 15, 2025, and to redeem the Notes at any time in whole upon certain other events. Any redemption of the Notes will be subject to prior regulatory approval to the extent required.
In connection with the Notes, the Bank entered into a Fiscal and Paying Agency Agreement, dated February 6, 2020 (the “Paying Agency Agreement”), between the Bank and U.S. Bank National Association (“U.S. Bank”). The Notes were issued by the Bank pursuant to the Paying Agency Agreement, and U.S. Bank will serve as fiscal and paying agent with respect to the Notes in accordance with the Paying Agency Agreement. The Notes are unsecured obligations of the Bank and will not be guaranteed by any of its subsidiaries. The Notes are subordinated and rank junior in right of payment to all of the Bank’s existing and future senior indebtedness, including its deposits, and other obligations that are subject to any priority or preferences under applicable law. The Notes will rank equally with any future subordinated indebtedness that the Bank may offer from time to time that does not, by its terms, rank junior to the Notes. There is no sinking fund for the Notes. The Notes are intended to qualify as Tier 2 capital for regulatory capital purposes for the Bank.
The Purchase Agreement, the Paying Agency Agreement and the form of Note are attached as Exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of the Purchase Agreement, the Paying Agency Agreement and the Notes are not complete and are qualified in their entirety by reference to the complete text of the relevant exhibits to this Current Report on Form 8-K.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 and the full text of the Paying Agency Agreement and form of Note, which are attached hereto as Exhibits 4.1 and 4.2, respectively, are incorporated by reference into this Item 2.03.

ITEM 7.01	Regulation FD Disclosure.
On February 6, 2020, Origin issued a press release announcing the completion of the offering of the Notes, a copy of which is furnished herewith as Exhibit 99.1.
As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on various facts and derived utilizing assumptions and current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements may include statements regarding Origin’s financial performance, business and growth strategy, plans and objectives, including but not limited to statements about the anticipated use of net proceeds from the offering of the Notes and other matters relating to the offering of the Notes, as well as other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” and similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could” or “may” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors could affect future results and cause actual results to differ materially from those expressed in the forward-looking statements, many of which are beyond the control of Origin. For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to the sections titled "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in the Registrant's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission and any updates to those sections set forth in the Registrant 's subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if underlying assumptions prove to be incorrect, actual results may differ materially from what Origin Bank or the Registrant anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Registrant does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits.
4.1	Fiscal and Paying Agency Agreement, dated as of February 6, 2020, by and between Origin Bank and U.S. Bank National Association, as Fiscal and Paying Agent.
4.2	Form of 4.25% Fixed-to-Floating Subordinated Note due 2030 of Origin Bank.
10.1	Form of Subordinated Note Purchase Agreement, dated as of February 6, 2020, by and among Origin Bank and the several Purchasers.
99.1	Press release, dated February 6, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	February 6, 2020	ORIGIN BANCORP, INC.

By: /s/ Stephen H. Brolly
Stephen H. Brolly
Chief Financial Officer